UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2014

STEMGEN, INC.
(Exact name of Registrant as specified in charter)

Delaware	0-21555	54-1812385
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8280 Willow Oaks Corporate Drive, Suite 600
Fairfax, Virginia	22031
(Address of Principal Executive Offices)	(Zip Code)

(703) 797-8111
Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Entry into a Material Definitive Agreement

The Company has entered to a Stock Purchase agreement with Landor Investment Corp., a Panama corporation to purchase 10,000,000 unregistered shares of common stock of the Company for the cash consideration of USD$297,000. The shares are being sold without registration with the Securities and Exchange Commission in reliance on the exemption from registration in Regulation S under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.01 Stock Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEMGEN, INC. (Registrant)

Signature	Title	Date

/s/ C.W. Gilluly, Ed.D.	Chief Executive Officer	June 5, 2014
C.W. Gilluly, Ed.D.